UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Oyster Point Boulevard South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On December 19, 2019, Lewis T. Williams, M.D., Ph.D. notified Five Prime Therapeutics, Inc. (“FivePrime”) of his decision to resign from the Board of Directors of FivePrime (the “Board”) and as a member of the Research and Development Committee thereof, effective December 31, 2019. Dr. Williams’ resignation from the Board is not due to any disagreement with FivePrime on any matter relating to FivePrime’s operations, policies or practices.

Amendment to Offer Letter

On December 20, 2019, FivePrime and William R. Ringo, FivePrime’s interim Chief Executive Officer and Chairman of the Board of Directors, entered into an amendment (the “Amendment”) to the Offer Letter between FivePrime and Mr. Ringo dated October 4, 2019, as amended on October 8, 2019. Pursuant to the Amendment, FivePrime will reimburse Mr. Ringo for or pay the expenses of (i) up to one commercial roundtrip flight per month between San Francisco International Airport (“SFO) and Indianapolis International Airport (“IND”) for each of Mr. Ringo and his spouse during the term of Mr. Ringo’s employment as interim Chief Executive Officer (each, a “Monthly Flight”); and (ii) ground transportation to and from Mr. Ringo’s short-term residence in San Francisco, California, and SFO and to and from his residence in the Indianapolis, Indiana area and IND in connection with each Monthly Flight. In addition, FivePrime will reimburse Mr. Ringo for or pay all such costs already incurred by Mr. Ringo since the beginning of his service as FivePrime’s interim Chief Executive Officer.

To the extent any such amounts are deemed income to Mr. Ringo, FivePrime will pay to Mr. Ringo a gross-up amount to cover the amount of withholding taxes that would be due on such deemed income.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment, which FivePrime will file as an exhibit to its Form 10-K for the fiscal year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary

Dated: December 26, 2019